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                                                            EXHIBIT NO. 10.6(a)

                          WATSON PHARMACEUTICALS, INC.

                             1991 Stock Option Plan

                                Amendment No. 5

        Section 25 of the Watson Pharmaceuticals, Inc. 1991 Stock Option Plan (the "Plan") authorizes the Board of Directors of Watson Pharmaceuticals, Inc., a Nevada corporation, to amend the Plan at any time, subject to certain limitations. Effective when approved by the Board of Directors, the Plan is amended by substituting the phrase 4,700,000 (determined as of May 10, 1996" for the phrase 3,700,000 (determined as of May 1, 1995) where it appears in Paragraph 2 of the Plan.

IN WITNESS WHEREOF, this Amendment is executed this 10th day of May 1996.

                                        WATSON PHARMACEUTICALS, INC.,
                                        a Nevada corporation,


                                        BY: /s/ ALLEN CHAO, PH.D.
                                            ------------------------------
                                                Allen Chao, Ph.D.
                                                Chairman and CEO